March 14, 2022 Investor Presentation Enovis: An Innovation Driven Medical Technology Company Exhibit 99.1

Forward Looking Statement and Non-GAAP Disclaimer This document has been prepared by Colfax Corporation, a Delaware corporation (“Colfax”), solely for informational purposes. Upon completion of the intended separation of Colfax’s fabrication technology and specialty medical technology businesses (the “Separation”), Colfax will retain the specialty medical technology business and will change its name to Enovis Corporation (the “Company” or “Enovis”). References herein to the terms “Colfax” and “Enovis,” when used in a historical context, refer to Colfax and its consolidated subsidiaries before giving effect to the Separation and, when used in the future tense, refer to Enovis and its consolidated subsidiaries after giving effect to the Separation.  Forward-Looking Statements This document includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Enovis’s plans, goals, objectives, outlook, expectations and intentions, including the Separation, and the timing, method and anticipated benefits of the Separation and other statements that are not historical or current fact. Forward-looking statements are based on Enovis’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause Enovis’s results to differ materially from current expectations include, but are not limited to, risks related to the impact of the COVID-19 global pandemic, including the rise, prevalence and severity of variants of the virus, actions by governments, businesses and individuals in response to the situation, such as the scope and duration of the outbreak, the nature and effectiveness of government actions and restrictive measures implemented in response; material delays and cancellations of medical procedures; supply chain disruptions; the impact on creditworthiness and financial viability of customers; macroeconomic conditions; the war in the Ukraine and escalating geopolitical tensions as a result of Russia’s invasion of the Ukraine; risks relating to the Separation, including the final approval of the Separation by Colfax’s board of directors, the uncertainty of obtaining regulatory approvals, Colfax’s ability to satisfactorily complete steps necessary for the Separation and related transactions to be generally tax-free for U.S. federal income tax purposes, the ability to satisfy the necessary conditions to complete the Separation on a timely basis, or at all, the ability to realize the anticipated benefits of the Separation, developments related to the impact of the COVID-19 pandemic on the Separation, and the financial and operating performance of Enovis following the Separation; other impacts on Enovis’s business and ability to execute business continuity plans; and the other factors detailed in Colfax’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K as well as the other risks discussed in Colfax’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This document speaks only as of the date hereof. Enovis disclaims any duty to update the information herein.  Non-GAAP Financial Measures This document includes a presentation of adjusted EBITDA and adjusted EBITDA Margin and other financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”), which Enovis uses to measure the performance of its business. • Adjusted EBITDA represents net income (loss) from continuing operations excluding the effect of restructuring and other related charges, European Union Medical Device Regulation (“MDR”) and related costs, acquisition-related intangible asset amortization and other non-cash charges, intangible asset impairment charges, strategic transaction costs, pension settlement gains and losses, and debt extinguishment charges, as well as interest expense net, income tax expense (benefit), and depreciation and other amortization. Enovis presents adjusted EBITDA margin, which is subject to the same adjustments as adjusted EBITDA. Further, Enovis presents adjusted EBITDA (and adjusted EBITDA margin) on a segmented and organic/core basis, which is subject to the same adjustments as adjusted EBITDA. Lastly, Enovis presents pro forma adjusted EBITDA which includes the same adjustments above, excludes stock compensation expense, and reflects corporate cost in all periods presented. • Organic or core sales growth (decline) excludes the impact of acquisitions and foreign exchange rate fluctuations. The non-GAAP financial measures provided herein are adjusted for certain items as presented in the Appendix and should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measures, and may not be comparable to similarly titled measures reported by other companies. Management believes that these non-GAAP financial measures provide useful information to investors by offering additional ways of viewing Enovis’s results. Management also believes that presenting these measures allows investors to view its performance using the same measures that Enovis uses in evaluating our financial and business performance and trends. A reconciliation of adjusted EBITDA and adjusted EBITDA Margin to the closest GAAP financial measure is not available without unreasonable efforts on a forward-looking basis due to the impact and timing on future operating results arising from items excluded from these measures.  No Solicitation, No Offer, Additional Information This communication shall not constitute an offer of any securities for sale, nor shall there be any offer, safe or distribution of securities in any jurisdiction in which such offer, sale or distribution would be unlawful prior to appropriate registration or qualification under the securities law of such jurisdiction. For additional information with respect to Colfax and Enovis, please refer to Colfax’s filings with the SEC, and with respect to the Separation, please refer to the registration statement on Form 10 of ESAB Corporation, as it may be further amended, on file with the SEC (“Form 10”). The consummation of the Separation is subject to customary conditions, as further described in the Form 10. The financial information included in this document may not necessarily reflect Enovis’s financial position, results of operations, and cash flows in the future or what Enovis’s financial position results of operations, and cash flows would have been had Enovis been a standalone independent, publicly traded company during the periods presented.  Certain Definitions As used in this document, references to “DD” mean “double digit,” references to “LDD” mean “low double digit,” references to “HSD” mean “high single-digit” and references to “MSD” mean “mid-single digit.”

Matt Trerotola CEO Brady Shirley President & COO Chris Hix EVP & CFO Presenters Today

Foundation in attractive orthopedic market with room for expansion Experienced leadership team leveraging proven business system Clear strategy and momentum for HSD organic growth fueled by innovation Significant margin improvement path through mix, productivity, and scale Many acquisition vectors and ample capital to accelerate growth and compound value MedTech Growth Company Positioned for Significant Value Creation

Introduction to Enovis

Enovis™ is a medical technology company focused on developing clinically differentiated solutions that generate measurably better patient outcomes and transform workflows.  Powered by a culture of continuous improvement, extraordinary talent and innovation, we ‘create better together’ by partnering with healthcare professionals. Our extensive range of products, services and integrated technologies fuel active lifestyles.  #CreatingBetterTogether Who is Enovis?

Strong Global Positions in Attractive Segments

2021 Performance

$1,516mm
PF Sales[1]

$216mm
PF aEBITDA[2]


ROW
5%
Europe
27%
United States
68%


Recon
32%
P&R
68%

Two Attractive Business Segments

Fast growing reconstructive platform

- DJO Surgical DD growth engine in US, leading in Shoulder and rapid adoption in Knee & Hip
- Globalized footprint and offering through acquisition of Mathys
- Expansion into attractive Foot & Ankle market in 2021

Global leader in prevention & recovery (P&R)

- Global leader in rigid bracing and soft goods
- Reshaping care path with MotionMD® and MotioniQ™ digital solutions
- Technology leader in recovery sciences with broad offering in advanced rehabilitation modalities

Positioned for significant growth and value creation

enovis

1. PF sales for full-year revenue contribution from Mathys, Trilliant, and MedShape acquisitions.
2. PF aEBITDA for full-year aEBITDA contribution from Mathys, Trilliant and MedShape and 2021 legacy Colfax corporate costs allocated to Enovis on an on-going basis . Refer to Appendix for non-GAAP reconciliations.

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Source: Orthoworld 2021 Orthopedic Industry Annual Report, public company filings, Wall Street research, Forbes. Surgical Implants and Instrumentation Prevention & Rehabilitation (P&R) Market CAGR 3-4% 7-8% 3-4% 6-7% 2-3% ~4% 9 8 3 7 10 6 5 Trauma Spine Our Recon served markets $B $48B Enovis competes in half of the $53B Orthopedics market and “touches” nearly all Market Growth Trends Provide Runway Enovis is well-positioned in segments with strong long-term growth drivers 3-4% Aging but active population, rising obesity Transitioning to outpatient care Innovation improving the quality of care Our P&R served markets Addressing Large, Attractive Ortho Market

PREVENTION Off-loading braces Back braces Cold therapy SURGICAL Shoulders Knees Hips Foot/Ankle RECOVERY Post-op braces Walker boots Cold therapy PERFORMANCE Athletic braces Muscle stimulation REHAB Electrotherapy Laser therapy Heat/cold therapy Traction devices PREVENTION REPAIR RECOVERY Brand leverage with hospitals, surgeons, clinicians, patients Digital workflow solutions for clinics Connected medicine solutions for patient journey Full “episode of care” partner to ambulatory surgery centers (ASC) STRATEGIC ADVANTAGES Leveraging broad and deep market access and technology for strategic advantage Uniquely Positioned Across Full Ortho Care Continuum

Scaled and Agile in Fragmented Industry

Competitive Ortho Landscape

Ortho Revenue[1]



>$3B
DePuy Synthes
stryker
zimmer
smith&nephew
Big, broad majors
$0.5 - $3B
Arthrex
enovis
GLOBUS MEDICAL
CONMED
Scaled, differentiated players
<$0.5B
ÖSSUR
Corin
Medacta International
medartis
TREACE
Paragon 28
~30 players in $0.1-0.5B range
~1,000 pre-revenue or early revenue players
Focused innovators

Enovis' Attractive Position

- Big enough for healthy margins but additional room to scale
- Small enough to operate like an innovator
- Can select most valuable growth paths
- Ample bolt-on opportunities, attractive path to market/scale for innovators

Enovis is positioned for share gain, scale, and expansion

Source: Orthoworld 2021 Orthopedic Industry Annual Report, public company filings, Wall Street research, Forbes.
1. 2021 revenue, as reported.

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~20% aEBITDA Margin $2B+ Annual Sales HSD Organic Revenue Growth Strategic Opportunities 3-Year Goals Compounding value creation from growth, margins, and investment ü Shaping P&R platform for sustained MSD growth ü Rapidly expanding high-margin, DD growth Recon platform ü Expanding margins with a clear strategy and EGX ü Accelerating growth through technology investments and acquisitions Clear Strategy for Shareholder Value Creation

See Appendix for reconciliation of pro forma sales. Enovis Sales Performance & Goals Improve and shape P&R Aggressively grow and expand Recon Enter adjacent high-growth segments Extend P&R leadership Scale Recon 1 Clear path to $2B and beyond with HSD organic growth and expanded margin profile Realizing Our Vision – High-Value MedTech Growth Company

Strong Leadership Team, Deep MedTech Experience

Board of Directors



Name	Role
Mitch Rales	Chairman, Colfax, Danaher Co-Founder
Matt Trerotola	CEO
Brady Shirley[1]	President & COO
Barbara Bodem[1]	Former SVP & CFO of Hillrom
Liam Kelly	CEO of Teleflex Incorporated
Angie Lalor[1]	Former SVP of HR, Danaher, 3M
Phil Okala	COO, UPenn Health Systems
Christine Ortiz[1]	Prof. of Materials Sciences and Engineering, MIT
Clay Perfall	Operating Executive, Tailwind Capital
Rajiv Vinnakota	President, Institute for Citizens & Scholars
Sharon Wienbar	Former Partner, Scale Venture Partners

Enovis Senior Leadership Team



Name	Role	Prior experience
Matt Trerotola	CEO	DANAHER, DUPONT, McKinsey & Company
Brady Shirley	President & COO	stryker, imds
Chris Hix	EVP & CFO	ROPER, ROBBINS MYERS
Dan Pryor	EVP BD, Strategy	DANAHER, THE CARLYLE GROUP
Patty Lang	CHRO	Mylan, Cigna
Brad Tandy	General Counsel	BIOMET

Senior leaders with over 80 years of combined MedTech experience

1. Joining Board upon consummation of separation.

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EGX supporting growth acceleration and margin improvement Our Enovis Growth eXcellence business system is a set of tools, processes, and culture, incorporating continuous improvement to drive and fuel growth Drive Growth Fuel Growth Talent and Culture Our Proven, Powerful Business System, EGX

Enovis commitment to developing our talent fuels our success Actionable annual engagement survey with 90%+ participation and overall scores in top quartile Enterprise-wide focus on diversity and inclusion Powerful combination of DJO & Colfax High performance culture 63% increase in training and development programs Virtual operations boot camp in 2020 Teachable, repeatable EGX tools and processes We enable great patient outcomes The best team wins Innovation defines our future We deliver outstanding results the right way is our way of life Continuous improvement Creating Better Together Attract the Best Talent Develop Internal Talent Pipeline Retain Thru Engagement, Inclusion & Opportunity Harnessing the Power of Our Talent with Purpose, Values, Processes

Business System Proven to Drive Significant Long-Term Value

2015 2016 2017 2018 2019 2020 2021

ESAB

Lean Supply Chain: Safety, Delivery, Productivity
Agile Growth: Innovation cadence, Commercial excellence
Scalable Support: Shared services, Streamline, Automate

$2.0B ➡ $2.4B
Revenue Growth

13.8% ➡ 17.9%
aEBITDA Margin Improvement

CBS/EGX Improvement Journeys

enovis

Lean Supply Chain: Safety, Delivery, Productivity
Agile Growth: Innov. cadence, Commercial excellence
Scalable Support: Insource, Streamline

Above Market
Organic Growth

Productivity Foundation
For Further Margin Expansion

Enovis EGX journey has strong momentum using tools that had big impact at ESAB enovis

Note: Refer to Appendix for non-GAAP reconciliations.

16

See Appendix for reconciliation of sales pro forma for full-year revenue contribution from Mathys, Trilliant, and MedShape. 2018 2021 Recon P&R $1.5B $1.2B Ortho Market Growth Scaling top line growth and outperforming the market in Recon and P&R Recon P&R Operational improvements Investments in DD recon engine Innovation cadence High growth acquisitions Above market in Recon and P&R Above market in Recon 1 Enovis Evolution to HSD Organic Growth Underway

On Track for HSD Organic Growth

	Current Revenue Contribution		2022+ Expected Revenue Growth
Recon	32% ↑	@	10 - 15%
P&R	68%	@	4 - 5%

MSD+ ⇨ HSD

Organic Revenue Growth

Demonstrated DD recon growth and P&R at/above market expected to drive us to HSD enovis

Note: Current revenue contribution is pro-forma for full-year revenue contribution from Mathys, Trilliant, and MedShape.

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Focused Growth Strategies

Focused Growth Strategies Rapidly expanding high-margin, DD growth Recon platform Tremendous opportunities to drive strong and profitable growth Shaping P&R platform for sustained MSD growth Globalizing and expanding recon platform Expanding margins with a clear strategy and EGX Accelerating growth through technology investments and acquisitions 1 2C 3 4 Building Foot & Ankle business with near-term pathway to $100mm+ 2B Extending US Surgical DD growth engine 2A

Focused Growth Strategies Shaping P&R platform for sustained MSD growth Globalizing and expanding recon platform Expanding margins with a clear strategy and EGX Accelerating growth through technology investments and acquisitions 1 2C 3 4 Building Foot & Ankle business with near-term pathway to $100mm+ 2B Extending US Surgical DD growth engine 2A Rapidly expanding high-margin, DD growth Recon platform

1 Market Leader in Prevention & Recovery with Differentiated Brands

P&R Sales & Market Position[1]

$5B market expected to grow 3-4% per year



Footcare
Bracing
Recovery Sciences
~$1.0B

Industry Leadership

#1	#1	#2
Globally in Bracing	Globally in Rehab	In Bone Stimulation

Market Leadership

- Industry-defining products **across Orthopedics**
- Leader in fast growing **Sports Medicine** segment
- MotionMD® workflow software solution **drives 45% of US Clinics**
- Leader in therapy modalities **strengthened by LiteCure™**
- **Strong International Position:** 32% ex-US Sales

Technology and Brand Leadership



DonJoy® | Aircast® | EXOS® | Chattanooga® | LiteCure®

Attractive leading global positions in bracing and recovery sciences enovis.

1. Source: Based on internal Enovis analysis.

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1 Prevention and Recovery Markets with Steady MSD Growth

	Segment	Key Demand Drivers	Growth in Procedure Volume[1]	Trends Driving Innovation
~90% of P&R	JOINT RECONSTRUCTION	• Osteoarthritis prevalence • Diabetes prevalence	5-6%	• Inpatient to outpatient across patient journey • Conservative care expansion
	SPORTS MEDICINE	• Active lifestyles	~6%	• Outpatient to home rehab • Alternatives to traditional pain management (opioid)
	TRAUMA AND INJURY	• GDP growth • Mobility	~3%	• Clinic consolidation into hospitals • Growth in modality therapeutics (e.g., HP laser)

Volume WAMGR: ~5%

Diverse global market with 3-4% projected revenue growth driven by long-term trends

1. Source: Internal management estimates and SmartTrak (by BioMedGPS, LLC) projections for procedure growth in 2023 and beyond.

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P&R Sales Growth Restored to Above Market Adjusted for constant currency, excludes acquisition and discontinued business lines. 2022 Guidance: MSD Sales Growth Historical Organic Sales Growth1 2019 Above market Poor service Low vitality SKU rationalization Re-establishing customer service levels Increasing vitality Leveraging clinic workflow position and channel strength for share gains Execution Strategies Acquisition COVID Impact Above market Investment and improvements driving sustained above-industry growth 1

Increased Innovation Driving Core Growth and Accelerating Key Strategies Vitality defined as new product revenue (introduced in last 3 years) as a percentage of total revenue. Does not include P&R class 3 bone stimulation revenues. Progress and pipeline innovation to drive quickly to 20%+ vitality goal P&R New Product Introductions 7% Vitality1 Index Market-Leading Innovation From… To… 2018 2021 15% Modernizing Core segments Expanding into high growth categories Leading transition to modalities Pioneering Connected Medicine MotionIQ™ 1

1 Leading in Digital Healthcare with MotionMD®

SaaS Workflow Automation Software Solution



Secure. Paperless. Integrated

24%	***8%***	***40%***
Reduction in inventory	*Improvement in collections*	*Reduction in Billing lead time*

Clinic Location Growth



(CAGR)
+57%
445
2,710
2017
2021

Product Revenue Growth[1]



(CAGR)
+18%
$40mm
$77mm
2017
2021

Winning with Workflow Solutions

- **45% share** in US clinics / used by over 30K med professionals
- **Key driver in large Hospital** clinic conversions: **$15mm 2020-2021**
- MotionMD® revenue delivers **600 bps** higher gross margin
- Customer **Retention Rate of 99%**
- DJO Share of wallet **Direct 70% / OfficeCare® 96%**

A purpose-built SaaS platform creates stickiness and enables share gain enovis

1. Products transacted through MotionMD in clinics.

26

1 Pioneering Connected Medicine with MotioniQ™

Ultimate Wearable Technology


MotioniQ™
ON TRACK

Enovis Competitive Advantage

- **SmartBrace™ transforming "in-protocol" brace** into wearable technology
- **Enables Post-Op remote patient monitoring** across patient journey
- Opens **broader outcomes data collection** in linked collaboration with CAS Pre-Op/Intra-Op technologies
- DJO **leveraging global bracing leadership, continuum breadth and large installed base of MotionMD®** in ~45%+ of US ortho clinics

Enable doctors and patients to virtually walk side-by-side throughout the care continuum enovis
27

Focused Growth Strategies Shaping P&R platform for sustained MSD growth Expanding margins with a clear strategy and EGX Accelerating growth through technology investments and acquisitions 1 3 4 Rapidly expanding high-margin, DD growth Recon platform Globalizing and expanding recon platform 2C Building Foot & Ankle business with near-term pathway to $100mm+ 2B Extending US Surgical DD growth engine 2A

2 Attractive Reconstructive Segment & Market Position

Revenue Split and Market Growth[1]

$20B market segments; Enovis WAMGR of 5-6%



Extremities market growing 7-8%
Foot & Ankle
Other
Shoulder
~$0.5B[2]
Enovis
'21 Sales
Hip
Knee

Attractive Positions

- ~50% of Recon platform in **high growth extremities segments**
- A **global leader in Shoulder** (Reverse, Stemless anatomic)
- Sustained **share gain in large US Hip/Knee segments**
- Innovative and **expanding Foot & Ankle portfolio**
- Deep **advanced technology offering across platform**

Positioned in fast-growing segments with market-leading innovation enovis

1. Source: Based on internal Enovis analysis.
2. 2021 sales pro forma for recent acquisitions (annualized impact vs partial year 2021 sales).

29

2A Fast-Growing Recon Business with Proven Playbook

US Shoulder Revenue



($ in mm)
14% CAGR
$50
$55
$62
$79
$90
$108
$125
2013
2014
2015
2016
2017
2018
2019

- **2X market growth** led by Altivate Reverse and accelerating Altivate Edge anatomic stemless
- **Proven MatchPoint® pre-operative plan and PSI system** in 35%+ of procedures

US Hip / Knee Revenue



($ in mm)
18% CAGR
$37
$44
$51
$69
$88
$95
$118
2013
2014
2015
2016
2017
2018
2019

- **5X+ market growth** powered by Empowr3D® Knee and Taperfill® Hip Stem
- **Great implants** and **enabling technologies** for **ASC**

Best-in-Class medical education across segments

Unparalleled KOL leadership team

Aggressive **NPI cadence**

Track record of sustained strong DD growth across segments

enovis

30

Measurably Better Demonstrated Outcomes… 2A ALTIVATE Reverse: Breakthrough in range of motion “Glenoid lateralization and inferiorization, as well as a 135o shaft angle,…are the best options to improve impingement free range of motion, to limit notching, and are not harmful for long-term longevity.” - Professor Gilles Walch, M.D. EMPOWR Knee: Breakthrough in natural kinematics “The unique dual pivot design of the Empowr® knee closely replicates the ACL-intact native knee motion through lateral conformity and results in a 20% improvement in patient satisfaction versus the balance of the market.” - Michael Meneghini, M.D. …lead to surgeon preference!

2A Leading Innovation Cadence Driving Rapid Adoption

Market-Leading Innovation Cadence

Breadth in key Shoulder franchise



Extending Empowr® Knee impact across treatment protocol



Advancing modern Hip Implant systems



ASC/CAS



Improvement Since 2018

30%+
Sustained vitality

+23%
New surgeons ($100K+)

~65% → ~75%
Expansion in product bag penetration

Significant whitespace to continue executing strategy

enovis

32

Winning in High Growth ASC Segment Source: Based on internal Enovis analysis. 2A % of DJO Surgical Knee Revenue in ASC Rapid Expansion of Empowr® Knee in ASC Drivers of ASC Growth Enovis Advantage Medicare / Medicaid rule change 1/1/2020 Shrinking physician fee coverage by CMS à fueling physician interest in ASC ownership COVID-19 accelerated move to ASC Patient preference for outpatient / ASC care setting Enovis continuum of care coverage EMPOWR® Knee patient profile Sports medicine physicians capturing TKA ASC-enabling technologies (Insight, Adaptable +) New high-growth ASC segment favors agile innovator

2A Targeted Computer Assisted Surgery (CAS) Strategy

Anatomically distinct

Suite of offerings uniquely tooled to each anatomy

Match Point System™



Match Point™ System used in ~30% of Enovis shoulder cases

Coming soon



Best-in-class Pre-Op Planning & PSI[1] for Total Ankle



Unique guidance platform leveraging AR

Spanning entire workflow

End-to-end set of integrated components that can also be used on a standalone basis

Pre-Op / Patient Specific Instrumentation → Intra-Operative Imaging → Surgical Guidance / Robotics

Platform purpose-built for ASC

Optimized for ASC success – effective, efficient and affordable

Low capital costs

Time and Space Efficient

Micro footprint

Enovis CAS technologies will provide a flexible and scalable approach

1. PSI stands for Patient Specific Instrumentation.

enovis. 34

2B Strong Positions in Attractive Foot and Ankle Market

High-Growth, Fragmented Market



Ankle
~250k procedures
Hindfoot
~100k procedures
Midfoot
~150k procedures
Forefoot
~2mm procedures

$2B
Global Market

HSD
Market Growth

- Complex anatomy with many niche procedures
- Demographics and favorable reimbursement powering HSD growth
- Innovation improving outcomes by leveraging existing and next-gen technology

Innovative Technologies with Great Outcomes

MEDSHAPE
- >20% revenue CAGR 2015-19
- Unique shape metal fixation technology
- Developing technologies to span F&A and Recon

TRILLIANT SURGICAL
- ~15% revenue CAGR 2015-19
- Unique polyaxial locking technology
- Broad portfolio of differentiated plating systems

STAR™ Ankle
- 20+ years of best-in-class patient outcomes
- Clear pathway to modernize unique mobile bearing design



Integration on track, momentum accelerating

Note: Number of procedures based on US surgical activity.

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35

Clear Strategy to Grow, Expand, and Scale in Foot and Ankle 2B Key contributor to Recon DD growth 1 Building strong dedicated channel 2 Developing and acquiring differentiated products for other high-growth procedures 3 Modernizing STAR™ and expanding ankle portfolio 4 Globalize through Mathys Execution Leveraging Foundation + Innovation DD Organic Growth ~80%+ Gross Margins $100mm Differentiated Business 3-Year Goals

2C Globalization of Recon Through Mathys Acquisition

Strategic Rationale

- **European orthopedics leader** with an **extensive direct sales channel** and strong local brand
- **Highly complementary** product technologies
- Unique, proprietary **Ceramys ceramics and RM Pressfit elastic monoblock** technologies
- Hip and Shoulder historical growth @ **~2x market**
- Enables **aggressive international rollout** of Altivate® Reverse and Empowr® 3D Knee platforms

MATHYS

~$160mm

2022 Expected Ex-US Sales



U.S.

Pre-Acquisition



U.S.
ROW

Pro-Forma Reflecting Acquisition

Significant addressable market expansion

$11B

Pre-Acquisition TAM[1]

$20B

Pro-Forma TAM[2]

Mathys acquisition nearly doubles addressable market and expands portfolio enovis.

1. US Hip/Knee/Shoulder market per Orthoworld 2021 Orthopedic Industry Annual Report.
2. Not including Foot & Ankle ($3B globally).

37

2C Realizing the Strategic Benefits from Mathys Acquisition

	Strategic Pillar	Goals
CROSS-SELL LEADING TECHNOLOGIES	✓ Expand Mathys Shoulder with Altivate® Reverse ✓ Strengthen Mathys Knee with Empowr®3D ✓ Accelerate US Surgical Hip breadth with RM Monoblock & Optimus Stem	**MSD ⇨ HSD / LDD** International Organic Revenue Growth
GLOBALIZE INNOVATION	✓ Create competitive advantage with ceramics in allergy-free implants spanning Recon segments ✓ Fuel RM Pressfit elastic monoblock beyond Hip ✓ Develop global CAS offering & outcomes registry	
DRIVE PRODUCTIVITY	✓ Supply chain optimization, insourcing and productivity ✓ Scaling the international business	**$15mm** Annual Cost Synergies by 2024

Complementary markets and technologies enable growth acceleration and margin improvement enovis 38

Recon Double-Digit Organic Growth Projection Source: Orthoworld 2021 Orthopedic Industry Annual Report. 2 1 % of Recon Market Growth1 Projected Growth vs. Market 2022+ Growth Projection US Shoulder ~30% 7-8% ~2x 12 – 15% US Hip / Knee ~30% 3-4% 3-5x 10 – 15% Foot / Ankle ~10% 6-7% 2-3x 15 – 18% Int’l Recon ~30% 4-5% 2-3x 7 – 10% 5-6% WAMGR 2-3X Market Growth 10-15% Clear track record and trajectory for sustained double-digit organic growth

Focused Growth Strategies Expanding margins with a clear strategy and EGX 3 Shaping P&R platform for sustained MSD growth Globalizing and expanding recon platform Accelerating growth through technology investments and acquisitions 1 2C 4 Building Foot & Ankle business with near-term pathway to $100mm+ 2B Extending US Surgical DD growth engine 2A Rapidly expanding high-margin, DD growth Recon platform

Clear Short-Term Path to 20% aEBITDA Margins Note: Bridging bars from 2021 to 2024 are directional and not to scale; refer to Appendix for non-GAAP reconciliations. 2018 results are based on management’s internal reports. 3 aEBITDA Margin (%) Margin Drivers Right-size corporate costs Streamline and simplify SG&A Operating leverage from growth, positive mix and EGX productivity vs. price/investments Scale and synergy from recent acquisitions Recover COVID/inflation GM pressure through price, return to efficiency Investment COVID Acquisitions SG&A Streamlining Operating Leverage Acquisitions COVID Recovery Continuous margin improvement through EGX with longer-term headroom to 25%+

Focused Growth Strategies Accelerating growth through technology investments and acquisitions 4 Shaping P&R platform for sustained MSD growth Globalizing and expanding recon platform Expanding margins with a clear strategy and EGX 1 2C 3 Building Foot & Ankle business with near-term pathway to $100mm+ 2B Extending US Surgical DD growth engine 2A Rapidly expanding high-margin, DD growth Recon platform

4 Recent Portfolio Investments Reshaping Our Business

Entered Foot & Ankle

- >$1B Market
- HSD growth category
- Fragmented competition

MedShape® / Trilliant®



AR Surgical Platform

- Next Gen total joint arthroplasty system
- Footprint and cost positioned for ASC

Arvis™ AR



ASC Solutions

- Double digit procedural volume growth
- Provides Surgical assistance

ADAPTABLE®



High Growth Modalities

- HSD growth category
- Synergy opportunities
- Expanded applications

LiteCure™ Laser



Geographical Expansion

- Drives growth outperformance
- Increased scale benefits
- Direct market penetration

MATHYS

Projected 2024 Portfolio Impact

>$300mm
Sales

DD+
Organic Growth

Accretive
Gross Margins

enovis

43

Broad Range of Opportunities to Accelerate by Acquisition 4 Expand Geographically Fill Product Line Gaps Expand Channels Apply Technology in Other Markets Enter Logical Clinic- Based Adjacencies Expand along Continuum of Care Add Digital Solutions Build around Healthcare Provider Excel Win in the core Extend Build out from core Expand Redefine boundaries Add High-Growth / High-Margin P&R Enter High-Growth Recon Sub-Segments Acquisition Criteria Fuels growth Improves gross margin Accelerates strategy Expands market reach Creates scale

Financial Section

Strong Growth Outlook

Sales ($B)



Investing in faster-growing segments
Strengthening innovation
Improving ops / customer service
Acq'd by Colfax
$1.2
$1.2
$1.1
$1.4
~$1.6
~$2B
COVID
2018
2019
2020
2021
2022E
2024E
Organic Growth
2%
4%
(11)%
14%
6-9%
10-14% Total
HSD
2%
4%
5%
8%
Q1
Q2
Q3
Q4

Accelerating Growth

- Supply chain investment and EGX improvements restored P&R growth in 2H 2019
- Innovation engine investments contributing to higher organic growth across the company
- Acquisitions into faster-growing market segments accelerating growth
- Ramping investments in commercial capabilities
- Expecting to continue to outgrow our markets in 2022 and beyond enovis

Refer to Appendix for non-GAAP reconciliations, 2018 organic growth based on management's internal reports. 2019 shown pro forma to include periods prior to DJO acquisition on February 22, 2019.

46

Forecasting Continued Market Outperformance in 2022

2022 Forecast	Key Assumptions
10-14% revenue growth 6-9% organic; (1%) FX ~$1.6B total revenue	• Outperform markets with DD organic growth in Recon, healthy MSD growth in P&R • Revenue follows typical seasonality + COVID recovery to deliver revenue pattern of ~47-48% in 1H (~23% in Q1) and ~52-53% in H2 (Q4 is strongest quarter)

Strong top-line growth in 2022

enovis

47

Converting Growth into Margin Expansion

aEBITDA Margin (%)



Investing in innovation, high-growth acquisitions
Investing in supply-chain, strengthen the foundation
Driving productivity and scale
18.4%
17.9%
13.7%
15.1%
excl. acq.
14.5%
~17%
excl. acq.
~16%
~20%
COVID
2018
2019
2020
2021
2022E
2024E

Margin Drivers

- Fast growth + high gross margins creating powerful operating leverage
- Acquisitions creating additional opportunities for scaling and cost synergies (e.g., $15mm at Mathys)
- Actions underway to streamline and remove $20mm of cost by 2024
- COVID introduced >$20mm of supply chain challenges and inflation that can be recovered as pressures subside
- Driving price in P&R to mitigate inflation impacts
- Investing to support in-sourcing and other productivity projects enovis

Note: 2022 includes approximately $60mm of annual pro forma costs representing the legacy Colfax corporate costs, and $73mm for the period 2018-2021. 2019 aEBITDA margin is pro-forma for pre-acquisition results. 2018 aEBITDA margin is based on management's internal reports. Refer to Appendix for non-GAAP reconciliations.

48

Driving Strong Core Margin Gains in 2022

2022 Forecast

$245-265mm aEBITDA

- ~16% reported margins
- ~17% core (ex-acq.) margins
- +150-200 bps yr-yr incl. 80+ bps from lower corporate costs
- $45-48mm Q1 aEBITDA

Key Assumptions

- Significant revenue growth and productivity initiatives support margin expansion
- COVID-driven inefficiencies and inflation begin to moderate in Q3/Q4
- Corporate costs drop ~$15mm with path for additional efficiencies
- Streamlining project underway with ~$10mm of run-rate savings by year-end
- aEPS guidance assumes pro forma capital structure post-monetization of ESAB retained stake
- CapEx supports growth, insourcing and Mathys integration

Expect $2.20-$2.40 of adjusted EPS[1] in FY 2022

enovis

1. Assumes 1:3 reverse share split.

49

* Before further acquisition spending. Growing FCF ($mm) Strong Balance Sheet < $100 > $200 Growing aEBITDA Scaling CapEx Leveraging Inventory Investments Reducing EU MDR costs < 1.5x Net Leverage at separation 10% Retained Stake in ESAB to be exchanged for debt within 12 months of separation, expected to create a net cash position* $900mm initial 5-year revolving credit facility to support strategic growth needs Effective processes across the company to deliver cash flow commitments, balanced with growth objectives Disciplined prioritization of capital to support business growth productivity Proven acquisition program that secures key value drivers and drives attractive returns Ample Resources to Support Growth

Foundation in attractive orthopedic market with room for expansion Experienced leadership team leveraging proven business system Clear strategy and momentum for HSD organic growth fueled by innovation Significant margin improvement path through mix, productivity, and scale Many acquisition vectors and ample capital to accelerate growth and compound value MedTech Growth Company Positioned for Significant Value Creation

Appendix

Continuum of Care in Practice

PREVENTION — REPAIR — RECOVERY

Illustrative Osteoarthritic (OA) Patient Journeys	Performance	Prevention / Conservative Care	Surgical Intervention	Recovery	Rehab
25+ with sports injury (shoulder fracture)	*Fitted for shoulder support*	*Electrotherapy*	*Altivate® Reverse Shoulder in ASC*	*Laser Therapy*	*Heat and Cold Therapy*
50+ Weekend Warrior with Knee OA	*Fitted for off-loading brace*	*Laser Therapy*	*EMPOWR® Knee Replacement in ASC*	*Cold Therapy*; *Post-Op Knee Brace*	*Electrotherapy*
65+ patient with Ankle OA	*Fitted for universal ankle brace*	*Injections*	*STAR® ankle replacement in inpatient setting*	*Cold Therapy*; *Post-Op Ankle Brace*	*Laser Therapy*; *On-Going Remote Monitoring*

ASC Setting (Electrotherapy through Heat and Cold Therapy; Laser Therapy through Electrotherapy)

MOTIONMD®

Connected care beginning at initial interaction

First Touch Point — Continuity in ASC Environment — Smart Bracing

Enovis is the only player with true start-to-end engagement across the continuum enovis.

OA = Osteoarthritis.

53

Digital Strategies Span Orthopedic Care Continuum Creating unique advantages today, breakthrough potential in the future Clinic / ASC Workflows Surgical Workflows Patient Workflows Multi-pronged, anatomically-specific CAS product suite PREVENTION REPAIR RECOVERY Recovery Rehab Prevention / Conservative Care Surgical Intervention Performance Connected medicine platform across post-op outpatient rehab Purpose-built SaaS platform for multiple value-added services

2021 - 2019 Enovis Recon Performance vs Peers Growth on a sales per day basis. Recon Peers Avg. Relevant Growth 2021 vs 2019 Organic Growth1

Supplemental 2022 Guidance Information Note: Based on preliminary allocation of corporate costs, subject to audit. Depreciation expense: ~$80mm CapEx spend: $100-110mm Tax rate: Mid-20%s Share-based comp. expense ~$27mm

57 Segment-Level Performance Quarterly Sales (2019 – 2021) Segment level aEBITDA % of Sales (2021) $ millions Note: Dollars in millions. Some periods may not foot due to rounding.

58 Non-GAAP Reconciliation __________ (1) Enovis pro forma Net sales and sales components for the year ended December 31, 2019 include Medical Technology segment sales from prior to the February 22, 2019 DJO acquisition date, which are not included in Colfax's Form 10-K reports. Additionally, all Medical Technology segment sales within twelve months of the February 22, 2019 acquisition date were included in the Acquisitions line item of the change in sales reconciliation on the Company's Form 10-K filings. (2) Excludes the impact of foreign exchange rate fluctuations and acquisitions, thus providing a measure of growth due to factors such as price and volume. (3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business. (4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates. Note: Dollars in millions. Some periods may not foot due to rounding. $ millions

59 Non-GAAP Reconciliation Note: Dollars in millions. Some periods may not foot due to rounding. $ millions

60 Non-GAAP Reconciliation Note: Dollars in millions. Some periods may not foot due to rounding. __________ (1) Includes costs related to the planned separation. (2) Includes amortization of acquired intangibles and fair value charges on acquired inventory. $ millions